UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2012

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100

Tampa, Florida 33607

(813) 421-7605

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 29, 2012, the Board of Directors of Walter Investment Management Corp. (the “Company”) approved, upon the recommendation of the Board’s Compensation and Human Resources Committee, the Company’s 2012 Management Inventive Plan (“2012 MIP”) pursuant to the Company’s 2011 Omnibus Incentive Plan.

The 2012 MIP for the CEO and named executive officers (“NEOs”) is based 75% on corporate performance and 25% on the achievement of personal goals (with an additional 10% discretionary potential awarded by the CEO to other NEOs). The 2012 corporate performance financial metric (which accounts for 75% of the total bonus potential), is earnings before interest, taxes, depreciation and amortization (“Pro Forma Adjusted EBITDA”). Pro Forma Adjusted EBITDA is defined with specificity in the Company’s credit agreements and is generally defined as the Company’s income(loss) before taxes with an add back for depreciation, amortization and interest expense on corporate debt. This amount is then adjusted for other non-cash items, unusual and infrequently occurring items such as Green Tree transaction and integration costs, pro forma adjustments reflecting the impact from items such as Green Tree synergies and other transaction related activities and the cash flow impact of both the Company’s residual and non-residual trusts to arrive at Pro Forma Adjusted EBITDA.

The target Pro Forma Adjusted EBITDA, at which participants will receive 100% of their individual target level for the corporate performance component of the annual bonus (equal to 75% of total target bonus ), is $235.8 million. Should corporate Pro Forma Adjusted EBITDA exceed this amount, the bonus paid for this component will increase up to a cap that will be achieved at a Pro Forma Adjusted EBITDA level of $245.8 million. Should corporate Pro Forma Adjusted EBITDA be less than target, then the corporate performance component of the bonus will be reduced to a Pro Forma Adjusted EBITDA level of $215.8 million. Should Pro Forma Adjusted EBITDA be less than $215.8 million, no bonus will be paid for the corporate performance component. The maximum payout for our NEOs ranges from 180% to 300% of base salary depending upon position.

2012 MIP Corporate Performance Range of Payouts (1)
NEO	Minimum Corporate Pro Forma Adjusted EBITDA $215.8 million ($)	Target Corporate Pro Forma Adjusted EBITDA $235.8 million ($)	Maximum Corporate Pro Forma Adjusted EBITDA $245.8 million ($)
O’Brien	187,906	772,500	1,158,750
Cauthen	37,500	337,500	612,000
Dixon	37,500	336,663	609,000
Perez	33,750	225,000	405,000
Libman	145,946	600,000	900,000
Anderson	145,946	600,000	900,000

(1)	Should the 2012 Pro Forma Adjusted EBITDA fall between the specified levels, the payout will be adjusted pursuant to a predetermined sliding scale for each participant.

The 25% individual performance component of the 2012 MIP payout will be based upon the achievement of individual goals established for each NEO. As with the corporate component, participants may exceed their target levels, up to a cap, with exceptional performances, and the individual component will be reduced should they fail to meet their individual goals. Individual performance that fails to meet a minimum threshold will result in the payment of no bonus for the individual performance component.

2012 MIP Individual Performance Range of Payouts
NEO	Minimum	Target	Maximum
O’Brien	62,635	257,500	386,250
Cauthen	12,500	112,500	204,000
Dixon	12,500	112,221	203,000
Perez	11,250	75,000	135,000
Libman	48,649	200,000	300,000
Anderson	48,649	200,000	300,000

Each NEO’s payout under the 2012 MIP will be the sum of the corporate and individual performance components. Because these components are independent of one another it is impossible to depict all of the potential payouts in a tabular form; however, assuming that the components are consistent with one another, the following table presents the total 2012 MIP payouts for the Company’s NEOs at minimum, target and maximum corporate and individual performance levels:

2012 MIP Range of Total Payouts
NEO		Corporate ($)	Individual ($)	Total ($)
O’Brien	Minimum	187,906	62,635	250,541
	Target	772,500	257,500	1,030,000
	Maximum	1,158,750	386,250	1,545,000
Cauthen	Minimum	37,500	12,500	50,000
	Target	337,500	112,500	450,000
	Maximum	612,000	204,000	816,000
Dixon	Minimum	37,500	12,500	50,000
	Target	336,663	112,221	448,884
	Maximum	609,000	203,000	812,000
Perez	Minimum	33,750	11,250	45,000
	Target	225,000	75,000	300,000
	Maximum	405,000	135,000	540,000
Libman	Minimum	145,946	48,649	194,595
	Target	600,000	200,000	800,000
	Maximum	900,000	300,000	1,200,000
Anderson	Minimum	145,946	48,649	194,595
	Target	600,000	200,000	800,000
	Maximum	900,000	300,000	1,200,000

On March 29, 2012, in connection with the adoption of the 2012 MIP, the Company amended the Employment Contract of the Company’s Chairman and CEO, Mark O’Brien, to increase the size of his annual bonus potential from a target of 100% of base salary with a maximum bonus potential of 200% of base salary, to a target potential of 200% of base salary with a maximum potential of 300% of base salary. In addition, the contract was revised to reflect a merit increase in base salary that had been granted in 2011 from $500,000 to $515,000. The form of contract amendment is attached hereto as Exhibit 99.1.

Item 8.01 Other Events

On March 9, 2012, Mark O’Brien, the Company’s Chairman and CEO, and Charles Cauthen, the Company’s Chief Operating Officer and Chief Financial Officer, entered into Rule 10b5-1 Plans with UBS Financial Services, Inc. (“UBSFS”) pursuant to which they instructed UBSFS to sell sufficient shares of Company stock owned by them to cover withholding tax obligations and related brokerage commissions and fees to be incurred at such time as the restrictions on previously awarded grants of restricted stock units lapse. The plans relate to the awards set forth in the following table:

	Date of Grant	Date of Lapse	Number of Shares Lapsed	Sale Period Start Date	Sale Period End Date	Quantity of Shares to be Sold	Price
Mark O’Brien	4/20/2009	4/17/2012	513,909	4/18/12	4/17/13	*	Market
Charles Cauthen	4/20/2009	4/17/2012	171,234	4/18/12	4/17/13	*	Market

*	Sufficient shares to cover tax obligations and related brokerage commissions and fees on the shares on which restrictions have lapsed

The information contained in these Items 5.02 and 8.01 is being furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into a registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Exhibits

(d)	Exhibits

Exhibit No.	Note	Description

99.1		O’Brien Contract Amendment dated March 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: April 3, 2012	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President,
General Counsel and Secretary